Securities Sold Under Repurchase Agreements	12 Months Ended
Dec. 31, 2010
Securities Sold Under Repurchase Agreements [Abstract]
Securities Sold Under Repurchase Agreements
NOTE 9.	SECURITIES SOLD UNDER REPURCHASE AGREEMENTS

Securities sold under repurchase agreements, which are secured borrowings, generally mature within one to four days from the transaction date. Securities sold under repurchase agreements are reflected at the amount of cash received in connection with the transactions. The Company may be required to provide additional collateral based on the fair value of the underlying securities. The Company monitors the fair value of the underlying securities on a daily basis. Securities sold under repurchase agreements at December 31, 2010 and 2009 were $- and $6,414,593, respectively.

The Company has a line of credit with a financial institution. Under the terms of the line of credit, the Company could borrow funds during the first two years "draw period" of the agreement. During the "draw period," interest only payments were due on a quarterly basis. Effective September 1, 2006, the Company was required to begin amortizing the loan over a ten year period maturing June 1, 2016 through equal annual principal payments and accrued interest payments due quarterly. This line of credit is secured by the outstanding shares of Capitol City Bank & Trust common stock. As of December 31, 2010 and 2009, total borrowings under this line of credit were $275,250.

On April 10, 2009, certain terms of the line of credit were modified including the increase in the interest rate to prime plus 3.00%. The Company is required to make principal payments of $45,875 per quarter together with accrued interest. Payments totaling $183,500 were due in 2010, but were not paid and a waiver has not been provided by the lender.

Contractual maturities of the note payable are as follows:

2011	$275,250
2012	—

$275,250